Portland General Electric EARNINGS CONFERENCE CALL THIRD QUARTER 2026 1 Exhibit 99.2

Cautionary statement Information Current as of October 29, 2026 Except as expressly noted, the information in this presentation is current as of October 29, 2026 – the date on which Portland General Electric Company (PGE) filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 - and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent PGE’s estimates and assumptions as of the date of this presentation. Investors should not rely unduly on any forward-looking statements. Forward-looking statements include statements, other than statements of historical or current fact, regarding PGE’s updated 2026 earnings guidance and weather-adjusted load-growth guidance, including the assumptions and expectations upon which such guidance is based; expected fourth-quarter performance and management actions; long-term load, earnings and dividend growth; capital expenditures, rate-base growth and the timing, cost and execution of resource investments, including Biglow Optimization Phase 2 and Salmonfly; PGE’s financing, liquidity, credit-metric, equity-issuance and tax-credit monetization plans; PGE’s proposed holding-company reorganization; and the timing, approvals, financing and expected closing of PGE’s proposed acquisition of electric utility operations and certain assets in Washington state from PacifiCorp (Acquisition), as well as other statements containing words such as “assumptions,” “expected,” “forecast,” “guidance,” “may,” “outlook,” “plans,” “potential,” “projected,” “projections,” “reaffirming,” “supports,” “target,” “updating,” and “will,” or similar expressions. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Such risks, uncertainties and other factors include, without limitation: wildfire and public-safety risks, including the effectiveness of mitigation, vegetation management, system hardening and public safety power shutoffs (PSPS), related liability, insurance and regulatory cost recovery; severe or unseasonable weather, climate and catastrophe risks that may materially affect customer demand, earnings, operations, power and fuel availability, costs and cost recovery; electric-system, generation and energy-market risks, including outages, equipment failures, hydro and wind variability, fuel or transmission constraints, counterparty performance and volatility in wholesale power and fuel prices; regulatory, legislative and policy risks, including the timing and outcome of rate cases, cost-recovery proceedings, permits, audits and other governmental actions affecting rates, operations, capital-resource plans or financial results; Acquisition and corporate-structure risks, including approvals and conditions, financing and joint-venture arrangements, implementation and integration, cost recovery, customer commitments, and the possibility that anticipated benefits or the target closing are delayed, reduced or not realized; capital-investment and resource-procurement risks, including permitting and interconnection delays, tariffs, supply-chain constraints, inflation, labor availability, contractual disputes, counterparty failures, changes in tax-credit availability or monetization, project performance or abandonment, and the ability to complete projects on schedule and recover costs; load-growth, customer-mix and demand risks, including accelerated or uneven growth from large customers such as data centers, substantial infrastructure needs, weather-driven variability, changes in residential, commercial and industrial usage, and conservation, price response, distributed generation or customer migration to alternative suppliers; cybersecurity, artificial-intelligence, data-privacy and physical-security risks that could disrupt operations, damage assets or expose sensitive information; environmental, legal and litigation risks, including permitting and remediation obligations and the timing and outcome of judicial, administrative or regulatory proceedings; financing and macroeconomic risks, including the availability and cost of debt and equity capital, credit ratings and metrics, interest rates, inflation, tariffs and supply-chain or energy-market disruption arising from geopolitical events; and the other risks and uncertainties set forth in PGE’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Reports on Form 10-Q filed thereafter with the U.S. Securities and Exchange Commission .

Management participants Maria Pope President and CEO Joe Trpik SVP of Finance and CFO

Advancing strategic priorities Customer Growth Supporting the region’s economic development, including high-tech and data center growth Customer Affordability Working to keep customer prices as low as possible while serving safe, reliable power Clean Energy Investing in customer-driven clean energy goals and advancing state policy Risk Management Reducing risk through operational execution, system hardening and wildfire preparation, mitigation and policy Investable Energy Future for the Pacific Northwest Updating our corporate structure and aligning legislative and regulatory policies

2026 Adjusted EPS guidance updated; long-term guidance remains intact (1) See appendix for important information about non-GAAP measures, guidance, and reconciliations Updating 2026 adjusted(1) earnings guidance from $3.33 - $3.53 to $3.18 - $3.28 per diluted share 2026 weather adjusted load growth from 1.5% - 2.5% to 1.0% - 2.0% Reaffirming Long-term load growth of 3% through 2030 Long-term EPS growth of 5% - 7% from 2024 adjusted(1) EPS guidance midpoint of $3.08 Long-term dividend growth of 5% - 7% Executing Q4 Plan Q4 2025 weather detriment reversal Management actions (O&M cost discipline, NVPC optimization and capital plan execution) 2026 adjusted EPS guidance revised to $3.18-$3.28

Key Drivers – Variance from Guidance Midpoint Q3 adjusted EPS (1) of $1.06 was $0.20 below the guidance midpoint, reflecting unfavorable weather. Key Drivers – Variance from Prior Year Weather represented a $0.15 year-over-year EPS headwind, reflecting a $0.13 detriment in Q3 2026 compared with a $0.02 benefit in Q3 2025. Q3 adjusted EPS reflects continued execution on cost management, regulatory recovery and industrial growth despite the mildest Q3 since 2016. 6

Note: Capital expenditures exclude allowance for funds used during construction. These are projections based on assumptions of future investment. Actual amounts expended will depend on various factors, including, but not limited to, siting, permitting, tariffs and supply chain constraints, and may differ materially from the amounts reflected in this capital expenditure forecast. Values do not include potential capex for the WA Utility or the 2025 RFP. 2023 RFP Projects amount is presented gross of federal tax credits Values on this page may not sum to totals due to rounding Strong capex outlook supports sustained rate base growth Total Forecasted as of 9/30/2026 $7.4B (2) The capital forecast is as of September 30, 2026, and excludes approximately $1.75 billion for Biglow Optimization Phase 2 and Salmonfly, which were executed in October 2026. The capital forecast is: Biglow: $63M in 2026; $351M in 2027; $342M in 2028; and $144M in 2029. Salmonfly: $78M in 2026; $459M in 2027; $222M in 2028; and $94M in 2029.

Ratings S&P Moody’s Senior Unsecured / Outlook BBB+ / Stable A3 / Stable 2026 Credit Metric Estimate(1) 17.1% FFO 19.3% CFO pre-WC Stable, investment grade credit ratings and strong cash flow metrics Metrics are estimated as of 9/30/2026 $152M drawn related to 2026 equity forward sale agreement and $8M drawn related to 2024 ATM program Equity Financing 2026 2027 $550M  $160M drawn(2) $400M to draw in 2027 $150M-$200M 2026 YTD Financing Highlights Executed $550M equity forward sale agreement to address 2026 and 2027 needs Entered into a $500M ATM facility to further support base and RFP ownership equity needs Entered into a 24-month credit agreement with lenders in the aggregate principal of $350M Note: Estimated financing does not include potential impacts of proposed corporate structure updates or the WA Utility acquisition Tax Credit Monetization 2026 2027 N/A $350M-$400M

Appendix 9

Capturing high-tech and data center demand

Large Load Pipeline (Contracted Capacity in MWs)[1]



~12% CAGR
803
1,019
1,097
1,242
1,377
1,403
803
150
869
228
869
315
927
413
964
413
990
2025
2026
2027
2028
2029
2030
Current Operational Facilities
Under Construction

473 MW of 2025 & 2026 executed contracts under construction with five data center customers **included** in pipeline

Contractual protections include:

- Capacity deposits
- Collateral
- Minimum demand requirements
- Exit Fees

Up to 420 MW of 2026 executed contract, not under construction, expected energization in 2028 and ramp to full capacity in 2033.

Additional pipeline of 1.3 GW incremental large load requests to be energized in 2028 and beyond.



Hillsboro, OR, United States

Source: TeleGeography

Pacific subsea cables land in Oregon, supporting data center expansion

Oregon's New Large Load Tariff

The New Large Load Tariff provides greater certainty for large-load customers and supports continued economic growth across our region and supports residential and small business customer affordability.

The approved new large load tariff creates regulatory certainty and enables margin expansion from PGE's highest growth customer class

10

(1) Values represent customer capacity as of October 29, 2026.

Washington acquisition update



Power Plants
Electric Service Area
Operating Transmission Lines
Seattle
Yakima
Kennewick
Walla Walla
Lewiston
Chehalis Natural Gas Plant
477 MW
Marengo I/II Wind Farm
234 MW
Goodnoe Hills Wind Farm
94 MW

Regulatory Status Overview

Initial Filings Complete:
OR & WA (PGE and PacifiCorp)
CA, ID, UT & WY (PacifiCorp)
FERC (PGE and PacifiCorp)

Target mid-2027 closing

11

This presentation contains certain non-GAAP measures, such as adjusted earnings, adjusted EPS and adjusted earnings guidance. These non-GAAP financial measures exclude significant items that are generally not related to our ongoing business activities, are infrequent in nature, or both. PGE believes that excluding the effects of these items provides an alternative measure of the Company’s comparative earnings per share and enables investors to evaluate the Company’s operating financial performance trends, exclusive of items that are not normally associated with ongoing operations. Management utilizes non-GAAP measures to assess the Company’s current and forecasted performance, and for communications with shareholders, analysts and investors. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Items in the periods presented, which PGE believes impact the comparability of comparative earnings and do not represent ongoing operating financial performance, include the following: 2026: Business transformation and optimization expenses, including strategic advisory, workforce realignment and corporate structure update costs; acquisition costs, including legal, financing and strategic advisory costs; Non-cash charge related to final orders on the January 2024 storm and damage and 2024 Reliability Contingency Event regulatory deferrals 2025: Business transformation and optimization expenses, including strategic advisory, workforce realignment and corporate structure update costs Due to the forward-looking nature of PGE’s non-GAAP adjusted earnings guidance, and the inherently unpredictable nature of items and events which could lead to the recognition of non-GAAP adjustments (such as, but not limited to, regulatory disallowances or extreme weather events), management is unable to estimate the occurrence or value of specific items requiring adjustment for future periods, which could potentially impact the Company’s GAAP earnings. Therefore, management cannot provide a reconciliation of non-GAAP adjusted earnings per share guidance to the most comparable GAAP financial measure without unreasonable effort. For the same reasons, management is unable to address the probable significance of unavailable information. PGE’s reconciliation of non-GAAP earnings for the three months ended September 30, 2026, June 30, 2026, March 31, 2026, June 30, 2025, September 30, 2025 and December 31, 2025 are on the following slide. Non-GAAP financial measures

Non-GAAP Earnings Reconciliation for the three months ended March 31, 2026 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended March 31, 2026 $45 $0.38 Exclusion of regulatory deferral adjustment charge related to 2024 15 0.13 Exclusion of business transformation and optimization expenses 17 0.15 Tax effect (1)  (9) (0.08) Non-GAAP as reported for the three months ended March 31, 2026 $68 $0.58 Non-GAAP financial measures Tax effects were determined based on the Company’s full-year blended federal and state statutory tax rate Non-GAAP Earnings Reconciliation for the three months ended June 30, 2025 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended June 30, 2025 $62 $0.56 Exclusion of business transformation and optimization expenses 15 0.14 Tax effect (1)  (4) (0.04) Non-GAAP as reported for the three months ended June 30, 2025 $73 $0.66 Non-GAAP Earnings Reconciliation for the three months ended December 31, 2025 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended December 31, 2025 $41 $0.36 Exclusion of business transformation and optimization expenses 17 0.15 Tax effect (1) (5) (0.04) Non-GAAP as reported for the three months ended December 31, 2025 $53 $0.47 Non-GAAP Earnings Reconciliation for the three months ended September 30, 2025 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended September 30, 2025 $103 $0.94 Exclusion of business transformation and optimization expenses 10 0.09 Tax effect (1) (3) (0.03) Non-GAAP as reported for the three months ended September 30, 2025 $110 $1.00 Non-GAAP Earnings Reconciliation for the three months ended June 30, 2026 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended June 30, 2026 $68 $0.59 Exclusion of business transformation and optimization expenses 8 0.07 Tax effect (1)  (2) (0.02) Non-GAAP as reported for the three months ended June 30, 2026 $74 $0.64 Non-GAAP Earnings Reconciliation for the three months ended September 30, 2026 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended September 30, 2026 $119 $1.00 Exclusion of business transformation and optimization expenses 9 0.08 Tax effect (1) (3) (0.02) Non-GAAP as reported for the three months ended September 30, 2026 $125 $1.06